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                                   Law Offices

                           DRINKER BIDDLE & REATH LLP
                       Philadelphia National Bank Building
                              1345 Chestnut Street
                           Philadelphia, PA 19107-3496
                            Telephone: (215) 988-2700
                                  TELEX: 834684
                               FAX: (215) 988-2757



                                December 29, 1997




Excelsior Funds
73 Tremont Street
Boston, MA 02108

Re:      Post-Effective Amendment No. 6 to Registration
         Statement on Form N-1A of Excelsior Funds
         ----------------------------------------------

Ladies and Gentlemen:

         We have acted as counsel for Excelsior Funds, a Delaware business trust (the "Trust"), in connection with the registration under the Securities Act of 1933 of shares representing interests in the Trust's Institutional Money Fund (the "Shares"). The Trust is authorized to issue an unlimited number of the Shares. The Board of Trustees of the Trust has previously authorized the issuance of the Shares to the public.

         We have reviewed the Trust's Declaration of Trust, its by-laws, resolutions adopted by its Board of Trustees and holders of its outstanding Shares, and such other legal and factual matters as we have deemed appropriate. We assume that the Shares have been or will be issued against payment therefor as described in the Trust's applicable prospectus relating thereto.

         This opinion is based exclusively on the Delaware Business Trust Act and the federal law of the United States of America.

         Based on the foregoing, we are of the opinion that the Shares have been and will be legally issued, fully paid and non-assessable by the Trust.





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                                       -2-

         We hereby consent to the filing of this opinion with the Securities and Exchange Commission as part of Post-Effective Amendment No. 6 to the Trust's Registration Statement on Form N-1A.



                                                Very truly yours,


                                                /s/ Drinker Biddle & Reath LLP
                                                -------------------------------
                                                DRINKER BIDDLE & REATH LLP